Exhibit 10.14
EIGHTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT
AND CONSENT TO ASSIGNMENT BY PARENT
THIS EIGHTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT AND CONSENT TO ASSIGNMENT BY PARENT (this “Amendment and Consent”), dated as of May 10, 2019, amends the Receivables Purchase Agreement dated as of July 31, 2013, as previously amended (the “Receivables Purchase Agreement”), among FERGUSON RECEIVABLES, LLC, a Delaware limited liability company (the “Seller”), FERGUSON ENTERPRISES, LLC (formerly Ferguson Enterprises, Inc.), a Virginia limited liability company (the “Servicer”), the Originators party thereto from time to time, the Conduit Purchasers listed on Schedule I thereto from time to time, the Committed Purchasers listed on Schedule I thereto from time to time, the LC Banks listed on Schedule III thereto from time to time, the Facility Agents listed on Schedule I thereto from time to time, ROYAL BANK OF CANADA, as the administrative agent (in such capacity, the “Administrative Agent”), SUNTRUST BANK, as the co-administrative agent (the “Co-Administrative Agent”), and FERGUSON HOLDINGS LIMITED, a company incorporated in Jersey and having registration number 106605 (formerly Ferguson plc and, before that, Wolseley plc) (the “Assignor Parent”) and FERGUSON PLC, a company incorporated in Jersey and having registration number 128484 (the “Assignee Parent”).
Preliminary Statement: The Seller and the Assignor Parent have notified the Administrative Agent, the Co-Administrative Agent and the Facility Agents of certain changes in the organizational structure of the Group and have requested the Administrative Agent, the Co-Administrative Agent and the Facility Agents to consent to such changes and to make certain amendments to the Receivables Purchase Agreement in connection with such organizational changes. The Administrative Agent, the Co-Administrative Agent and the Facility Agents are willing to consent to such changes and such amendments in accordance with the terms hereof. Therefore, the parties hereto agree as follows:
Defined Terms; References. Unless otherwise defined in this Amendment and Consent, each capitalized term used but not otherwise defined herein has the meaning given such term in the Receivables Purchase Agreement, as amended by this Amendment and Consent. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Receivables Purchase Agreement shall, after the Amendment Effective Date, refer to the Receivables Purchase Agreement as amended hereby. In this Amendment and Consent, “Ferguson Parties” shall mean each of the Seller, each Originator, the Servicer, the Assignor Parent and the Assignee Parent.
I.    AMENDMENTS
Effective as of the Amendment Effective Date (as defined in Section 4.1 below), the Receivables Purchase Agreement is amended as follows:
1.1    Amendments of Definitions. The following amendments are made to Section 1.01 of the Receivables Purchase Agreement:
    (a)    Clause (f) in the definition of “Debt” in Section 1.01 of the Receivables Purchase Agreement is hereby amended to read as follows:
    (f)    finance leases and hire purchase agreements (whether in respect of land, machinery, equipment or otherwise) which would be shown as liabilities in a balance sheet in accordance with the relevant GAAP (for any relevant period prior to August 1, 2019, in accordance with IFRS);
    (b)    Clause (d) in the definition of “EBIT” in Section 1.01 of the Receivables Purchase Agreement is hereby amended to add a proviso to the end thereof and now reads as follows:
    (d)    all exceptional items as defined in the Group’s financial statements, provided that, for any relevant period on and after August 1, 2019, any interest and other finance charge in respect of any lease shown as a liability on the balance sheet shall be deducted from EBIT to the extent it is not deducted in calculating operating profit.

    (c)    The first paragraph of the definition of “EBITDA” in Section 1.01 of the receivables Purchase Agreement is hereby amended to read as follows:
“EBITDA” shall mean, in relation to any period, EBITA for such period after adding back all amounts provided for depreciation and impairment of property, plant and equipment in such period (other than, for any relevant period on and after August 1, 2019, amounts provided for the depreciation of Rights of Use Assets shown as assets on the balance sheet which shall not be added back) and provided that, for the purpose of calculating the Leverage Ratio:
(d)    A new definition of “Right of Use Asset” is hereby added to Section 1.01 of the Receivables Purchase Agreement in the appropriate alphabetical place and reads as follows:
    “Right of Use Asset” shall mean an asset that represents a lessee’s right to use any underlying asset for the lease term.
II.     CONSENTS
2.1    The Ferguson Parties have notified the Administrative Agent, the Co-Administrative Agent and the Facility Agents as follows:
    (a)    effective March 31, 2019, Ferguson Enterprises, Inc. was converted from a Virginia stock corporation to a Virginia limited liability company;
    (b)    effective May 10, 2019, the Assignor Parent, a company domiciled in Switzerland, registered in Jersey and the top company of the Group, changed its name from Ferguson plc to Ferguson Holdings Limited (Assignor Parent); and
    (c)    effective May 10, 2019, a new company named Ferguson plc was incorporated in Jersey and domiciled in the UK as the top company of the Group; and
    (d)    on the date hereof, the Assignor Parent proposes to enter into with the Assignee Parent that certain Assignment and Assumption Agreement (the “Assignment and Assumption Agreement”) whereby the Assignor Parent assigns and the Assignee Parent accepts such assignment and assumes all of Assignor Parent's duties and obligations under the Receivables Purchase Agreement.
2.2    The Ferguson Parties have requested that the Administrative Agent, the Co-Administrative Agent and the Facility Agents:
    (a)    acknowledge receipt of the notice required by Section 7.02(c) of the Receivables Purchase Agreement with respect to (i) the conversion of Ferguson Enterprises, Inc. to Ferguson Enterprises, LLC and (ii) the re-domiciling of Ferguson plc and changing of its name of Ferguson plc to Ferguson Holdings Limited; and
    (b)    consent to the assignment by the Assignor Parent to the Assignee Parent of the Assignor Parent’s duties and obligations under the Receivables Purchase Agreement pursuant to the terms of the Assignment and Assumption Agreement.
2.3    The Administrative Agent, the Co-Administrative Agent and the Facility Agents hereby
    (a)    acknowledge receipt of the notice required by Section 7.02(c) of the Receivables Purchase Agreement with respect to (i) the conversion of Ferguson Enterprises, Inc. to Ferguson Enterprises, LLC and (ii) the changing of the name of Ferguson plc to Ferguson Holdings Limited; and
    (b)    consent to the assignment by the Assignor Parent to the Assignee Parent of the Assignor Parent’s rights and obligations under the Receivables Purchase Agreement pursuant to the terms of the Assignment and Assumption Agreement.
2.4    The parties to this Amendment and Consent hereby agree to take such further actions as are necessary to effectuate the terms of the consents and acknowledgements requested and given in this part II, including that Ferguson Enterprises, LLC authorizes the filing of a UCC-1 and UCC-3 amendment in connection with the conversion of Ferguson Enterprises, Inc. to Ferguson Enterprises, LLC.
    III.    REPRESENTATIONS AND WARRANTIES
3.1    Each of the Ferguson Parties, as to itself (and, if so specified, its Subsidiaries) hereby represents and warrants that:
    (a)    prior to and after giving effect to this Amendment and Consent, the representations and warranties of such Person (other than those representations and warranties that were made only on the Closing Date) set forth in the Receivables Purchase Agreement are true and correct in all material respects;
    (b)    this Amendment and Consent has been duly authorized, executed and delivered by such Person and constitutes a legal, valid and binding obligation of such Person enforceable in accordance with its terms (subject to usual and customary bankruptcy exceptions); and
    (c)    prior to and immediately after giving effect to this Amendment and Consent, no Termination Event or Potential Termination Event exists on and as of the date hereof.
IV.    CONDITIONS TO EFFECTIVENESS
4.1     This Amendment and Consent shall be effective on the date (the “Amendment Effective Date”) that the Administrative Agent, the Co-Administrative Agent and the Facility Agents shall have received:
(a)    duly executed counterparts this Amendment and Consent and the Assignment and Assumption Agreement;
(b)    a certificate of a Secretary of the Assignee Parent dated the Amendment Effective Date, including authorized signatories of the Assignee Parent, together with (i) resolutions of the board of directors of the Assignee Parent, (ii) By-laws of the Assignee Parent and (iii) Memorandum of Association of the Assignee Parent;
(c)    a certificate of good standing of the Assignee Parent;
(d)    an opinion of Jersey counsel to the Assignee Parent, dated as of the Amendment Effective Date, relating to corporate matters; and
(e)    documentation reasonably requested by the Administrative Agent relating to the conversion of Ferguson Enterprises, Inc. to Ferguson Enterprises, LLC and restructuring of the Group.
V.     MISCELLANEOUS
5.1    This Amendment and Consent and the rights and obligations of the parties under this Amendment and Consent shall be governed by and construed in accordance with the laws of the State of New York. The provisions of Section 11.17 (Governing Law; Submission to Jurisdiction) of the Receivables Purchase Agreement are hereby incorporated by reference. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and Consent and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment and Consent.
5.2    This Amendment and Consent may be executed by one or more of the parties to this Amendment and Consent on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment and Consent by facsimile transmission, emailed pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart hereof. Except as otherwise expressly provided by this Amendment and Consent, all of the provisions of the Receivables Purchase Agreement shall remain the same.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Consent to be duly executed by their duly authorized officers, all as of the day and year first above written.
    FERGUSON RECEIVABLES, LLC, as Seller
    By: /s/ Brenda L. Crowder
    Name: Brenda L. Crowder
    Title: Treasurer

FERGUSON ENTERPRISES, LLC, as an Originator and Servicer
    By: /s/ Brenda L. Crowder
    Name: Brenda L. Crowder
    Title: Treasurer
ENERGY & PROCESS CORPORATION, as an Originator
By: /s/ William S. Brundage
    Name: William S. Brundage
    Title: SVP

FERGUSON FIRE & FABRICATION, INC., as an Originator
By: /s/ William S. Brundage
    Name: William S. Brundage
    Title: SVP

[Signature Page to 8th Amendment to Ferguson RPA and Consent]

FERGUSON HOLDINGS LIMITED, as Assignor Parent
By: /s/ Philip Scott
    Name: Philip Scott
    Title: Director

FERGUSON PLC, as Assignee Parent
By: /s/ Philip Scott
    Name: Philip Scott
    Title: Group Treasurer

[Signature Page to 8th Amendment to Ferguson RPA and Consent]

ROYAL BANK OF CANADA, as Administrative Agent and a Facility Agent
    By: /s/ Veronica L. Gallagher
    Name: Veronica L. Gallagher
    Title: Authorized Signatory
    By: /s/ Stephen A. Kuklinski
    Name: Stephen A. Kuklinski
    Title: Authorized Signatory

[Signature Page to 8th Amendment to Ferguson RPA and Consent]

SUNTRUST, as Co-Administrative Agent and a Facility Agent
    By: /s/ Jason Meyer
    Name: Jason Meyer
    Title: Managing Director

[Signature Page to 8th Amendment to Ferguson RPA and Consent]

SOCIÉTÉ GÉNÉRALE, as a Facility Agent
    By: /s/ Martin J. Finan
    Name: Martin J. Finan
    Title: Managing Director

[Signature Page to 8th Amendment to Ferguson RPA and Consent]

SMBC NIKKO SECURITIES AMERICA, INC, as a Facility Agent
    By: /s/ Yukimi Konno
    Name: Yukimi Konno
    Title: Managing Director

[Signature Page to 8th Amendment to Ferguson RPA and Consent]

PNC BANK, NATIONAL ASSOCIATION, as a Facility Agent
    By: /s/ Eric Bruno
    Name: Eric Bruno
    Title: Senior Vice President
[Signature Page to 8th Amendment to Ferguson RPA and Consent]